SECURITY AGREEMENT

     This Agreement, made this 17th day of May, 2002, is by and between American United Global, Inc., a Delaware corporation (hereinafter "Debtor"), and The Rubin Family Irrevocable Stock Trust (hereinafter the "Secured Party").

                                   WITNESSETH:

     In security for and in consideration of Secured Party entering into a Promissory Note dated May 17, 2002, between Secured Party and Debtor, whereby Secured Party has agreed to lend to Debtor the sum of Two Hundred Fifty Thousand Dollars ($250,000.00) (the "Note").

     AND ALSO to secure the payment by the Debtor to the Secured Party of any and all sums due and owing the Secured Party by Debtor under the Note;

     Debtor hereby grants to the Secured Party, its successors and assigns, a security interest as that term is defined in the New York Commercial Code in and to the following collateral:

     1,222,586 shares of common stock owned by the Debtor in Western Power and Equipment Corp. represented by Certificate Number 2609-6 together with all proceeds of or from the sale of such property, if any (collectively referred to herein as the "Collateral"), which has been delivered to the Secured Party as of the date hereof. The Collateral shall be held by Secured Party until the earlier to occur of (i) the discharge by the Debtor of all obligations under the Note, or (ii) the occurrence of an Event of Default whereby the Secured Party exercises its right to take possession of the Collateral pursuant to the terms of this Agreement;

     TO HAVE AND TO HOLD the Collateral unto the Secured Party, its successors and permitted assigns, absolutely;

     PROVIDED, HOWEVER, that if the Debtor shall discharge any and all obligations that are now or may hereafter be or become owing by the Debtor to the Secured Party on account of any breach of this Agreement or default under the Note aforesaid of which obligations the books of the Secured Party shall be prima facie evidence, and which obligations it is agreed by these presents are and shall be secured as a charge against the Collateral hereby encumbered, and shall observe and perform all of the covenants and agreements herein contained, THEN THESE PRESENTS SHALL BE VOID;

     BUT UPON FAILURE to pay said sums or interest due under said Note when due, or upon the breach of any covenant or agreement hereof or any obligation hereby secured, then and in either of such events the Secured Party may exercise all remedies provided to it under the provisions of this Security Agreement.

     DEBTOR  HEREBY  REPRESENTS,  COVENANTS  AND AGREES  WITH  SECURED  PARTY AS
FOLLOWS:

     1. Maintenance of Good Title. Debtor warrants that the Debtor is the owner of and lawfully possesses the Collateral, and that no financing statement or any other lien or encumbrance covering any of the Collateral, or any of the proceeds thereof, is on file in Delaware or Washington or otherwise outstanding. The Debtor further covenants and agrees that the Debtor will maintain the valid security interest of the Secured Party in the Collateral free of all liens, claims, and encumbrances that may be, or are threatened to be, made prior to said security interest. Debtor will not create nor permit the existence of any lien or security interest other than that created hereby on the Collateral without the written consent of Secured Party.

     2. Indemnification of Secured Party. The Debtor covenants and agrees to defend all or any part of the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein adverse to the Secured Party, and the Debtor shall fully indemnify the Secured Party for all loss and expense suffered or incurred by the Secured Party as a result of any such claim or demand.

     3. Taxes, Assessments, Etc.; Transfer of Collateral. The Debtor will pay and discharge all taxes, rates, assessments, duties, and charges which are now or may hereafter be levied or assessed, or become or threaten to become a charge upon or against, or relate to the Collateral, or the debts or interest, the payment of which is hereby secured; the Debtor agrees that all additions to, accessions to, renewals and replacements of, or substitutions for the Collateral, as well as proceeds from the sale of the Collateral are covered in this Agreement or in any financing statement or other document executed in connection herewith and such inclusion shall not be construed as giving authority to Debtor to sell or otherwise dispose of the Collateral except as provided herein.

     4. Right to Protect Collateral. The Secured Party may, but is not required to, at its option, pay any tax, assessment, insurance premium, expense or other charges payable by Debtor, and any filing or recording fees, and any amount so paid, with interest thereon at the maximum rate permitted by law from date of payment until repaid shall be secured hereby and shall be repayable by the Debtor on demand. The rights granted by this paragraph are not a waiver of any other rights of the Secured Party arising from breach of any of the covenants hereof by the Debtor.

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

     5. Default. Time is of the essence in this Security Agreement, and the Debtor shall be in default hereunder upon the occurrence of the following events ("Events of Defaults") to wit:

          (a) Any failure to pay when due the full amount of any payment of principal, interest, or other charges under the Note;

          (b) Any failure to perform as required by any covenant or agreement herein;

          (c) The falsity of any representation by the Debtor herein or the Note;

          (d) If the Collateral should be seized or levied upon under any legal governmental process against Debtor or against the Collateral;

          (e) If the Debtor becomes the subject of a petition in bankruptcy, either voluntary or involuntary, or in any other proceeding under the federal bankruptcy laws; or makes an assignment for the benefit of creditors; or if the Debtor is named in or the Collateral is subjected to a suit for the appointment of a receiver; or

          (f) Merger or consolidation (where Debtor is not the surviving entity), dissolution or transfer of a substantial part of the Collateral of the Debtor.

     6. Remedies. Secured Party shall give notice to the Debtor and the Escrow Agent (as defined below) upon the occurrence of an Event of Default in Sections 5(b), (c), (d) or (e) hereunder with the opportunity to cure such default within thirty (30) days. If, after the expiration of such notice period, or upon the occurrence of an Event of Default in Sections 5 (a) or (f) and at any time thereafter, the Secured Party shall have the remedies of a secured party under the New York Commercial Code or other applicable law, and without limiting the generality of the foregoing, the Secured Party shall be entitled as follows:

          (a) The Secured Party, pursuant to written notice to the Escrow Agent, may take possession of the executed stock power (as described below) without notice or demand to the Debtor and without legal proceedings; and

          (b) The Secured Party may sell or otherwise dispose of the Collateral in a commercially reasonable manner and in accordance with law. The Debtor agrees that a period of ten (10) days from the time written notice is sent by certified mail or by messenger delivery, shall be a reasonable period of notification for a sale or other disposition of the Collateral. The Debtor has signed a stock power in favor of the Secured Party with respect to the Collateral and has delivered said stock power to Gersten, Savage,
     Kaplowtiz, Wolf & Marcus LLP, as escrow agent. At the request of the Secured Party the Debtor agrees to provide any additional transfer instructions and documentations as necessary to permit the Secured Party to sell or otherwise dispose of the Collateral. The Debtor agrees that any notice or other communication by the Secured Party to Debtor shall be sent to the mailing address of the Debtor stated herein. Debtor agrees to pay on demand the amount of all expenses reasonably incurred by the Secured Party in protecting or realizing on the Collateral. In the event that this Security Agreement or any obligations secured by it is referred to any attorney for protecting or defending the priority of the Secured Party's interest or for collection or realization procedures, the Debtor agrees to pay a reasonable attorney's fee, including fees incurred in both trial and appellate courts, or fees incurred without suit, and expenses of the search and all costs and costs of public officials. The sums agreed to be paid in this subparagraph shall be secured hereby; and

          (c) If the Secured Party disposes of the Collateral, Debtor agrees to pay any deficiency remaining after application of the net proceeds to any indebtedness secured hereby; and

          (d) The Secured Party shall have the right immediately and without further action by it, to set off against the liabilities of the Debtors all money owed by the Secured Party in any capacity to the Debtor, whether or not due, and the Secured Party shall be deemed to have exercised such right of setoff and to have made a charge against any such money immediately upon occurrence of such default even though such charge is made or entered on the books of the Secured Party subsequent thereto.

     7. Remedies are Cumulative; No Waiver. The Secured Party shall have the right to enforce one or more remedies hereunder or any other remedy it may have, successively or concurrently, and such action shall not operate to estop or prevent the Secured Party from pursuing any further remedy that it may have hereunder; no waiver by the Secured Party of any breach or default of or by the Debtor shall be deemed to alter or affect the Secured Party's rights hereunder with respect to any prior or subsequent default.


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

     8. Debtor to Pay Secured Party's Litigation Costs. If any legal action or other proceeding is brought for the enforcement of this Note, or because of an alleged dispute, breach, default, or misrepresentation in connection with any of the provisions of this Note, the successful or prevailing party or parties shall be entitled to recover reasonable attorneys' fees and other costs incurred in that action or proceeding, in addition to any other relief to which it or they may be entitled.

     9. General. This Agreement may not be altered or amended except by a writing signed by the Debtor and the Secured Party and attached hereto. Any provisions found to be invalid shall not invalidate the remainder hereof. Waiver of any default shall not constitute a waiver of any subsequent default. This instrument is to be governed by the laws of the State of New York. The Secured Party shall have the right to date this instrument and fill in any blanks to correct patent errors. All words used herein shall be construed to be of such gender and number as the circumstances require. This instrument shall be binding upon the successors and assigns of the Debtor and shall inure to the benefit of the Secured Party, and its successors and assigns.

     DATED this 17th day of May, 2002.


             American United Global, Inc.

             By:
                 /s/ David M. Barnes
                 -----------------------------
                 Chief Financial Officer

                 The Rubin Family Irrevocable Stock Trust

             By: /s/ Margery Rubin
                 -----------------
                 Margery Rubin, Trustee

             By: /s/ Robert Schulman
                 -------------------
                 Robert Schulman, Trustee